Technology overview
Fighting COVID-19

May 2020

Forward Looking Statements

This presentation contains forward-looking statements which are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. These forward-looking statements involve substantial uncertainties and risks and are based upon our current expectations, estimates and projections and reflect our beliefs and assumptions based upon information available to us at the date of this release. We caution readers that forward-looking statements are predictions based on our current expectations about future events. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict. Our actual results, performance or achievements could differ materially from those expressed or implied by the forward-looking statements as a result of a number of factors, including, but not limited to, the risk that the acquisition of Tamir's assets will not be successfully integrated with our technologies or that the potential benefits of the acquisition will not be realized, our ability to further develop ranpirnase following the acquisition, our reliance on, and our ability to grow, our point-of-care cell therapy platform, our ability to effectively use the net proceeds from the sale of Masthercell, our ability to achieve and maintain overall profitability, the development of our CGT Biotech Platform, the sufficiency of working capital to realize our business plans, the development of our transdifferentiation technology as therapeutic treatment for diabetes which could, if successful, be a cure for Type 1 Diabetes; our technology not functioning as expected; our ability to retain key employees; our ability to satisfy the rigorous regulatory requirements for new procedures; our competitors developing better or cheaper alternatives to our products and the risks and uncertainties discussed under the heading "RISK FACTORS" in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31 2019, and in our other filings with the Securities and Exchange Commission. We undertake no obligation to revise or update any forward-looking statement for any reason.

FIGHTING COVID-19

1. BioShield program
2. Ranpirnase, a potent anti-viral candidate
3. Whole cell vaccination program

Orgenesis™

BIOSHIELD COVID19

FIRST LINE ANTIBODY DEVELOPMENT

Advantages and Mechanism of Rapid Discovery/Generation of Novel Neutralizing Antibodies


PANDEMIC
OUTBREAK
DISEASE
SEVERITY
EPIDEMIC
Human Peripheral
Blood Mononuclear
Cells (PBMC)
HEMOGENYX
PHARMACEUTICALS
Outbreak
Survivor Donor
Detection
Mice
preparation
Sequencing
AB vector

- **Optimal** resources allocation (need only 1# unit)
- **Inexpensive** development
- **Fast** - No need to know a protein or a toxin from a pathogen that must be targeted to provide adequate protection from the infection.
- **Intrinsic safety** - Isolated mono-/poly-clonal antibodies were already "tested" in people

Mimic mother antibodies protecting the baby after birth



RANPIRNASE COVID19 ANTIVIRAL ACTIVITY

Ranpirnase - a broad spectrum anti-viral with a dual mechanism of actions

Elimination of infected cells

- Preferential penetration into infected cells
- Degrades miRNA and activates ATF3
  - Induces pro-inflammatory signals (INF)
  - Induces apoptosis (programmed cell death)
- Activates PKR to induce cellular stress signals



Viral eradication

- Degrades viral RNA genome
- Blocks translation of viral proteins (tRNA, dsRNA degradation)
- Degrades specific viral miRNAs - destroying its lifecycle



Whole Cell Vaccination for Rapid Vaccine Development



SARS-CoV-2 Virus
Transfection
Permissive Cell Line
Unique activating
Orgenesis Cells
Infected Cells
Irradiation
UV, LEEI
X-Ray
Antibodies generation
A
Antibody Response and Virus Neutralization
Intra-dermal Injection
Non-proliferating Cells
with high virus titer

Rapid Response to pandemics through Orgenesis point-of-care global network



- Network
- Process
- Quality Excellence
- Manufacturing Technology

USP covers :

1. Survivors Detection Worldwide
2. Breakthrough ApbHC for cloning pathogen-neutralizing antibodies
3. Quality Control
4. Antibodies closed-system manufacturing in Wallonia